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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                     ----------------------------------


                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): February 9, 2005



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)



           MISSOURI                      0-20600                 43-1311101
        (State or other             (Commission File          (I.R.S. Employer
        jurisdiction of                  Number)               Identification
         organization)                                             Number)



        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                         63044
        (Address of principal executive offices)                  (Zip Code)



                               (314) 291-5110
            (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On February 9, 2005, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including
Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:


                  Exhibit Number                     Description
                  --------------                     -----------

                       99                Press Release issued by the Company
                                         on February 9, 2005.



                                 *    *    *




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 11, 2005

                                            ZOLTEK COMPANIES, INC.



                                            By  /s/ KEVIN SCHOTT
                                               --------------------------------
                                               Kevin Schott
                                               Chief Financial Officer





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                                EXHIBIT INDEX



 Exhibit
 Number                              Description
 ------                              -----------

   99                      Press Release, dated February 9, 2005.





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